UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 18, 2006

HUMAN PHEROMONE SCIENCES, INC.
(Exact name of Registrant as specified in its charter)

CALIFORNIA 0-23544 94-3107202
(State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)

84 W. SANTA CLARA STREET, SUITE 720, SAN JOSE, CALIFORNIA 95113
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (408) 938-3030

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

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Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 1.01.

Entry into Material Definitive Agreement

On August 21, 2006, Human Pheromone Sciences, Inc. (the Registrant, the “Company” or “HPS”) announced that it has signed a License Agreement with Personal Products Company, a division of McNeil-PPC, Inc. (“PPC”), a Johnson & Johnson company, dated as of August 18, 2006 (the “Agreement”).

 Under the terms of the Agreement, HPS granted PPC a license to certain HPS patents in exchange for an initial cash payment of $1,750,000 and future royalties on sales.  The Company retains exclusive rights in several product fields and shares co-exclusive rights in other product areas, with the right to sublicense.

ITEM 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

99.1

Press Release dated August 21, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMAN PHEROMONE SCIENCES, INC.

Date:  August 21, 2006

By: /s/ William P. Horgan

William P. Horgan, Chief Executive Officer

EXHIBIT INDEX

99.1 Press Release dated August 21, 2006.